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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  June 3, 1996
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                        The Ashton Technology Group, Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware               333-1182                   22-6650372
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(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)

       10420 Little Patuxent Parkway, Suite 490, Columbia, Maryland 21044
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:  410-715-8732
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                                                                     Page 2 of 3

                                    FORM 8-K/A1


Item 1.        Changes in Control of Registrant
               Not Applicable

Item 2.        Acquisition or Disposition of Assets
               Not Applicable

Item 3.        Bankruptcy or Receivership
               Not Applicable

Item 4.        Changes in Registrant's Certifying Accountant

               On June 3, 1996, the Company, with the approval of its Board of Directors, has decided not to continue its relationship with Goldstein, Golub, Kessler & Co. as its independent public accountants. Goldstein, Golub, Kessler & Co. served as the Company's independent public accountants for the year ended March 31, 1995. Goldstein, Golub, Kessler & Co.'s reports on the financial statements of the Company did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. There have not been any disagreements between the Company and Goldstein, Golub, Kessler & Co. on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure. No "reportable event" (as defined in Item 304(a)(v) of Regulation S-K) has occurred within the Company's two most recent fiscal years and any subsequent interim period preceding June 3, 1996.

               Arthur Andersen LLP has been engaged as the Company's Independent public auditors effective June 3, 1996. The Company has not requested or obtained any advice from Arthur Andersen LLP concerning any material accounting, auditing, or financial reporting issue regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements.

               The attached Exhibit is the response of Goldstein, Golub Kessler & Co.

Item 5.        Other events.
               Not Applicable

Item 6.        Resignations of Registrant's Directors
               Not Applicable

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                                                                     Page 3 of 3

                                    FORM 8-K/A1




Item 7.        Financial Statements and Exhibits.
               Not Applicable

Item 8.        Change in Fiscal Year
               Not Applicable


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  June 18, 1996                   The Ashton Technology Group, Inc.
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                                        By: /s/Raymond T. Tate
                                           --------------------------------
                                              Raymond T. Tate
                                              President and
                                              Chief Executive Officer